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                        DIRECTOR STOCK OPTION AGREEMENT


     THIS STOCK OPTION has been granted effective as of July 24, 1998, by METROBANK, N.A., a national banking association (the "Bank"), to _____________________ ("Optionee").

                                    RECITALS

     Effective July 24, 1998, the Board of Directors of the Bank granted this non-qualified stock option as a reward for the Optionee's hard work since the formation of the Bank to make the Bank a success.

                                     OPTION

     The Bank hereby grants to Optionee the right to purchase shares of Common Stock, $5.00 par value ("Common Stock"), from the Bank upon the following terms and conditions:

     SECTION 1. NUMBER OF SHARES. The Optionee may purchase a total of 5,000 shares of Common Stock under this option, which may be purchased at any time, or from time to time, in whole or in part, until the option term expires. The number of shares granted shall be subject to Recapitalization Adjustments under the provisions of Section 3. This option is intended to be a non-qualified stock option.

     SECTION 2. OPTION PRICE. The Option Price shall be $44.00 per share, which, in the good faith belief of the Board of Directors on the date hereof, is 100% of the fair market value of a share of the Bank's Common Stock on the date of grant. Such Option Price is subject to Recapitalization Adjustments under the provisions of Section 3.

     SECTION 3. ADJUSTMENTS TO NUMBER OF SHARES AND OPTION PRICE. In the event of any subdivision or combination of shares of Common Stock, or in the event of a stock dividend, capital reorganization, recapitalization, consolidation or merger with the Bank as the surviving corporation, such Recapitalization Adjustment as the Board of Directors shall deem to be appropriate shall be made to the number of shares subject to purchase under this Stock Option or to the Option Price with respect to such shares or to both. In particular, the Board of Directors has proposed, subject to shareholder approval, (i) the formation of a new bank holding company to be named "MetroCorp Bancshares, Inc." (the "Holding Company") and (ii) the exchange of all outstanding shares of Common Stock of the Bank on a four-for-one basis for shares of Common Stock of the Holding Company. If the Holding Company is successfully formed on the four-for-one exchange basis described above, this Stock Option shall be automatically converted into an option to purchase 20,000 shares of Common Stock of the Holding Company at an Option Price of $11.00 per share, and all references herein to the Bank shall be deemed to be references to the Holding Company.

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     SECTION 4.  OPTION TERM.  Subject to the provisions of Sections 1 and 6 herein, the term of this Stock Option shall be for the five (5) year period commencing on the date hereof and ending on July, 24, 2003.

     SECTION 5. TERMINATION OF DIRECTORSHIP. All rights of a director in this option, to the extent that it has not been exercised, shall terminate upon the termination of his or her services as a director for any reason other than the death of the director or retirement in accordance with the Bank policy or retirement because of total and permanent disability. In the case of such a retirement, a director's option shall terminate one (1) year after the date of retirement or, if earlier, on the original expiration date of the option. Notwithstanding the foregoing, any option granted to a director under the Plan and outstanding on the date of the director's death may be exercised by the personal representative of the director's estate or by the person or persons to whom the option is transferred pursuant to the director's will or in accordance with the laws of descent and distribution at any time prior to the earlier of the one (1) year after the date of the director's death or the original expiration date of such option; upon the earlier of such events the option shall terminate.

     SECTION 6. LIMITATIONS ON RIGHT TO EXERCISE STOCK OPTION. The right to exercise this Stock Option during the Option Exercise Period shall be subject to the following limitations:

          (a) During the lifetime of the Optionee, no one other than the Optionee may exercise this Stock Option.

          (b) After the death of the Optionee, this Stock Option may be exercised only by a successor Optionee who has become entitled hereunder by will or the laws of descent and distribution, and who satisfies the Bank of his or her entitlement under such will or laws.

          (c) There shall be no right to exercise this Stock Option with respect to a fractional share.

     SECTION 7. PAYMENT FOR STOCK. The Optionee may pay the Option Price in cash or its equivalent or by exchanging shares of Common Stock of the Bank previously acquired by Optionee.

     SECTION 8. MANNER OF EXERCISE OF STOCK OPTION. Any exercise of this Stock Option must be given by notice in writing to the President of the Bank. Such notice must specify the number of shares of Common Stock covered by the exercise and must be accompanied by payment in full consideration for the shares as to which they are exercised in one or a combination of the following alternative forms:

          (a)  cash (including check, bank draft or money order);

          (b) shares of Common Stock previously acquired and held for at least six (6) months and standing in the name of the director equal in value on the date of exercise to the Option Price of the shares being exercised hereunder; or


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          (c)  by delivering a properly executed exercise note together with irrevocable instructions to a broker to deliver promptly to the Bank the total Option Price in cash.

If the value of the shares tendered is less than the Option Price, any balance shall be paid in cash or its equivalent. If the value of a certificate for shares tendered is in excess of the Option Price, the excess representing any fraction of a share value will be refunded to Optionee in cash by the Bank, and any excess representing whole share values will be refunded to Optionee by the issuance of a new Stock certificate representing such whole shares. If the Optionee desires that the shares of Common Stock be registered in his name and that of another as joint tenants with right of survivorship, he should so state in the notice. In no case may fewer than one hundred (100) of such shares be purchased at any one time, except to purchase a residue of fewer than one hundred (100) shares. An option may not be exercised for a fractional share.

     SECTION 9. WITHHOLDING TAXES. Whenever the Bank is required to issue shares of Common Stock hereunder, the Bank shall have the right to require the Optionee to remit to the Bank an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, at the Bank's discretion, the Bank may issue, transfer or vest only such number of shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     SECTION 10. COMPLIANCE WITH SECURITIES LAWS. The Bank shall not be required to sell or issue any shares of Common Stock under the Stock Option evidenced hereby if the issuance of such shares shall constitute or result in a violation by the Optionee or the Bank of any federal or state securities or other laws. The Bank may, but shall in no event be obligated to, register any shares covered hereby pursuant to applicable securities laws of any country or political subdivision thereof. In the event the shares issuable on exercise of the Stock Option evidenced hereby are not so registered, the Bank may imprint on the certificate representing such shares any legend that counsel for the Bank considers necessary or advisable to comply with applicable law.

     SECTION 11. NON-TRANSFER OF STOCK OPTION. This Stock option is not transferable otherwise than by will or the laws of descent and distribution.

     SECTION 12. OWNERSHIP OF BANK STOCK AND DELIVERY OF CERTIFICATE. Upon exercise of this Stock Option and payment therefore in accordance with
Section 8, the Bank shall take prompt action to have the shares of Common Stock covered by the particular exercise of this Stock Option issued or transferred to the Optionee or to the Optionee and another as joint tenants with right of survivorship or to a successor Optionee and such Optionee or person shall own such shares of Common Stock covered by the particular exercise of this Stock Option from and after the date of their issuance or transfer on the books of the Bank, but such person or persons shall have no rights as a stockholder of the Bank until such shares of Common Stock are so issued or transferred. The Bank agrees, within a reasonable time thereafter, to deliver to the Optionee or successor Optionee



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a certificate or certificates evidencing ownership of the shares of Common
Stock covered by the particular exercise of this Stock Option.

     SECTION 13. NOTICES AND PAYMENTS. Any notice to be given by the Optionee or Successor Optionee hereunder shall be in writing, and any such notice and payment hereunder shall be deemed to have been duly given or made only upon receipt thereof by the President of the Bank. Any notice or communication by the Bank hereunder shall be in writing and shall be deemed to have been given in the case of the Optionee if mailed or delivered to the Optionee at his last known address, or to such other address as the Optionee may specify for the purpose by notice in writing to the Bank.

     SECTION 14. WAIVER. The waiver by the Bank of any provision of this Stock Option at any time or for any purpose shall not operate as or be construed to a waiver of the same or any other provision of this Stock Option at any subsequent time or for any other purpose.

     SECTION 15. SECTION HEADINGS. The section headings in this Stock Option are for convenience of reference only and shall not be deemed a part of, or germane to, the interpretation or construction of this Stock Option.

     SECTION 16. GOVERNING LAW. The validity and construction of this Stock Option shall be governed by the laws of the State of Texas.

     IN WITNESS WHEREOF, the Bank has caused this Stock Option to be executed by its duly authorized officer on the date first above written.

                                       METROBANK, N.A.



                                       By:
                                          ------------------------------------

                                          Name:
                                               -------------------------------

                                          Title:
                                                ------------------------------




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